UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________________

FORM 8-K
_____________________

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

COMMISSION FILE NO.: 0-25707

Date of Report: October 24, 2007

SMOOTH GLOBAL (CHINA) HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Nevada	91-1948355
(State of other jurisdiction of	(IRS Employer
incorporation or organization	Identification No.)

Room 618, +17 Anyuan Road, Chaoyang District, Beijing, P.R. China	100029
(Address of principal executive offices)	(Zip Code)

86-10-6498-7788

(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement
Item 2.01	Completion of Acquisition of Assets
Item 3.02	Unregistered Sale of Equity Securities

On October 24, 2007 Smooth Global (China) Holdings, Inc. completed the acquisition of the registered capital stock of Smooth Global Services Limited.  In exchange for the capital stock of Smooth Global Services Limited, Smooth Global (China) Holdings, Inc. issued 33,000,000 shares of its common stock to the prior owners of Smooth Global Services Limited.  The prior registered owners were Christina Nelson and Shannon Lee Alsop.  They held the shares, however, as nominees for nine residents of The People’s Republic of China.  Accordingly, upon closing of the acquisition, Ms. Nelson and Ms. Alsop assigned the 33,000,000 shares to those nine beneficiaries.  20,000,000 of the shares were assigned to Zheng Shuying.  Ms. Zheng is the Chief Executive Officer of Smooth Global (China) Holdings, Inc.

Smooth Global Services Limited was organized as a Business Company under the laws of the British Virgin Islands.  Smooth Global Services Limited has one wholly-owned subsidiary:  Smooth Global (Beijing) Telecom Science Limited, which was organized under the laws of The People’s Republic of China.  Smooth Global (Beijing) Telecom Science Limited is the beneficiary under a Trust and Indemnity Agreement, in which Jin Yanfang and Wang Yanxia, the registered equity owners of Beijing GRT Information Services Limited (“Beijing GRT”), have transferred to Smooth Global (Beijing) Telecom Science Limited all of the beneficial interest in the equity of Beijing GRT.  Jin Yanfang and Wang Yanxia remain the registered owners of the equity in Beijing GRT, but have agreed to act as trustees for Smooth Global (Beijing) Telecom Science Limited and to follow directions given to them with respect to the business of Beijing GRT.

Beijing GRT is the only one of these affiliated companies that is engaged in business operations.  Smooth Global (China) Holdings, Inc., Smooth Global Services Limited, and Smooth Global (Beijing) Telecom Science Limited are all holding companies, whose business is the hold a beneficial interest in Beijing GRT.  Smooth Global (China) Holdings, Inc. is also the beneficial owner of all of the registered capital of Beijing Quan Tong Chang Information Service Limited.

Beijing GRT is engaged in the business of providing telecommunications services in The People’s Republic of China.   Through June 2007, it operated a series of public payphones, installed office telephone systems, and, since February 2007, has been engaged in the business of international call forwarding.  In October 2007, Beijing GRT terminated its public payphone business and its systems installation business.  It is now engaged exclusively in the international call forwarding business.

Beijing GRT entered into the international call forwarding business by obtaining a license from China Netcom (Group) Company Ltd. Shanghai Branch and a license from China Netcom (Group) Company Ltd. Shaoxing Branch.  The licenses were acquired in connection with the purchase by Beijing GRT of 2000 local telephone numbers.  The licenses provide that the carriers will facilitate the international call forwarding business of Beijing GRT by (1) waiving all monthly fees for the company’s local numbers, (2) guaranteeing Beijing GRT its lowest per-unit fee, and (3) assuring Beijing GRT that it will retain the local numbers for at least three years.

2

International call forwarding replaces the function of the international roaming services provided by most mobile carriers.  To utilize our international call forwarding service, a subscriber will obtain use of a phone number in the country he or she is visiting.  He will then use the call forwarding service provided by his mobile carrier to forward his inbound calls to a Beijing GRT phone number.  We will then rout the calls to the subscriber’s phone number in the destination country.

The market for our call forwarding service will be those Chinese residents who travel abroad for business or personal reasons.  Between 1999 and 2005 this market grew by 22% annually, increasing from 9 million travelers in 1999 to over 31 million travelers in 2005.  As China’s entry into the World Trade Organization opens up more countries to Chinese business travel, we expect the growth of foreign travel by residents of China to continue.  Since China now has the largest mobile phone subscriber base in the world – 463 million subscribers at the end of 2006, most of those travelers will be potential subscribers to our international call forwarding service.

Although international call forwarding service is popular in Hong Kong, we are not aware of any service provider offering the service in China.  Therefore, initially our competition will come from the roaming services provided by mobile carriers.  Our primary competitive advantage will be price:  we expect to charge 2 RMB (approximately $.27) per minute for calls on our system and the subscriber will also pay the local phone tariff for outbound calls; mobile roaming charges by the principal Chinese carriers generally exceed 8 RMB and are much higher in certain countries.  One additional disadvantage of roaming services is that they are not available in countries that use incompatible mobile communication systems.  For example, the GSM system used by China Mobile has not been deployed in Japan.  So China Mobile customers cannot obtain roaming services in Japan.

Our other initial competition will come from mobile phone services provided in the destination countries.  These services will often be price competitive with us – but the user has to notify his friends and associates of his new (temporary) phone number.

Beijing GRT currently operates from two branch offices:  one in Shanghai and one in Harbin.  We plan to expand its operations by opening an additional 18 sales offices throughout China, and hiring 100 additional sales personnel to staff the offices.  We estimate that the start-up expense associated with each new office will be $30,000 to $50,000.  Therefore, fulfilment of our goal of 20 sales offices will depend on our ability to obtain financing.

Principal Shareholders

Upon completion of the acquisition of Smooth Global Services Limited, there were 38,381,335 shares of our common stock outstanding.  The following table sets forth information known to us with respect to the beneficial ownership of our common stock as of the date of this Report by the following:

•	each shareholder known by us to own beneficially more than 5% of our common stock;

•	Zheng Shuying, our Chief Executive Officer;

3

•	each of our directors; and

•	all directors and executive officers as a group.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership(2)	Percentage of Class
Zheng Shuying	20,000,000	52.1%
Guan Da Wei	1,333,334	3.5%
Liu Meifeng	0	--
Jin Guodong	1,700,000	4.4%

All officers and directors (3 persons)	23,033,334	60.0%
________________________________
(1)	The address of each shareholder is Room 618, Building Hui An Xuan, +17 Anyuan Road, Chaoyang District, Beijing, P.R. China 100101.
(2)	All shares are owned of record and beneficially.

Item 5.02	Election of Directors

On October 24, 2007 the Board of Directors elected Jin Guodong to serve as a member of the Board.  Since 2005 Jin Guodong has been employed as Vice President of Beijing GRT Information Services Limited.  From 1978 until 2005 Jin Guodong was employed by the Heilongjiang Branch Company of the People’s Insurance Company (Group) of China Property and Casualty Company Limited.  His final position in that employ was as Manager of the Qiqihar Branch.  In 1978 Jin Guidong earned a degree from Tianjin University in China, with a specialty in architecture.  Jin Guidong is 58 years old.

Item 9.01	Financial Statements and Exhibits

Financial Statements

Financial Statements of Smooth Global Services Limited as of June 30, 2007 (Unaudited) and December 31, 2006 (Audited) and for the Six Month Periods  Ended June 30, 2007 and 2006 (Unaudited) and the Period from January 25, 2006 (Inception) to December 31, 2006 (Audited)
F-1

Financial Statements of Beijing GRT Information Services Limited as of June 30, 2007 (Unaudited) and December 31, 2006 (Audited) and for the Six Month Periods Ended June 30, 2007 and 2006 (Unaudited) and the Year ended  December 31, 2006 and the Period from May 26, 2005 (Inception) to December 31, 2005 (Audited)
F-15

Exhibits

10-a	Share Exchange Agreement dated October 24, 2007 among Smooth Global (China) Holdings, Inc. and Christina Nelson and Shannon Lee Alsop.

10-b	Trust and Indemnity Agreement dated September 20, 2007 among Smooth Global (Beijing) Telecom Science Limited, Jin Yanfang and Wang Yanxia.

4

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Smooth Global (China) Holdings, Inc.

Dated: October 25, 2007	By: /s/ Zheng Shuying
Zheng Shuying, Chief Executive Officer

*     *     *     *     *

5

KEITH K. ZHEN, CPA
CERTIFIED PUBLIC ACCOUNTANT

2070 WEST 6TH STREET - BROOKLYN, NY 11223 - TEL (347) 408-0693 - FAX (347) 602-4868 - EMAIL :KEITHZHEN@GMAIL.COM

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors
Smooth Global Services Limited
(A development stage company)

We have audited the accompanying balance sheet of Smooth Global Services Limited and subsidiary (a development stage company) as of December 31, 2006 and the related statements of income, stockholders' equity and comprehensive income, and cash flows for the period January 25, 2006 (Inception) through December 31, 2006.  These financial statements are the responsibility of the Company's management.  Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the company ’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Smooth Global Services Limited and subsidiary ( a development stage company) as of December 31, 2006 and the results of its operations and its cash flows for the period January 25, 2006 through December 31, 2006 in conformity with accounting principles generally accepted in the United States of America.

/s/Keith K. Zhen, CPA
Keith K. Zhen, CPA
Brooklyn, New York
September 21, 2007

SMOOTH GLOBAL SERVICES LIMITED AND SUBSIDIARY

(A Development Stage Company)

BALANCE SHEETS

	June 30,	December 31,
	2007	2006
	(unaudited)

ASSETS
Current Assets:
Cash and cash equivalents	$11,226	$2,015
Total Current Assets	11,226	2,015

Property, Plant, and Equipment, net (Note 3)	5,034	-

Contract Security Deposit	78,690	-

Total Assets	$94,950	$2,015

LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities:
Due to shareholders (Note 4)	$4,033	$129
Total Current Liabilities	4,033	129

Stockholders' Equity:
Common stock, par value $1.00, 50,000 shares authorized;1,000 shares issued and outstanding as of December 31, 2006 and June 30, 2007	1,000	1,000
Additional paid-in capital	96,717	-
Retained earnings (accumulated deficit)	(7,971)	886
Accumulated other comprehensive income	1,171	-
Stockholders' equity	90,917	1,886
Total Liabilities and Stockholders' Equity	$94,950	$2,015

See Notes to Financial Statements

SMOOTH GLOBAL SERVICES LIMITED AND SUBSIDIARY

(A Development Stage Company)

STATEMENT OF OPERATIONS

	For the Six Months Ended		For the Period January 25, 2006 (inception) through
	June 30,	June 30,	December 31,
	2007	2006	2006
	(unaudited)	(unaudited)

Revenues
Sales	$-	$-	$-
Costs of Sales	-	-	-
Gross Profit	-	-	-

Operating Expenses
Bank fees	62	84	120
Office expenses	1,516	-	47
Travel and entertainment	1,053	-	-
Foreign currency exchange losses	1,436	-	-
Other general and administrative expenses	4,805	-	-
Total Operating Expenses	8,872	84	167

Income (Loss) from Operation	(8,872)	(84)	(167)

Other Income (Expenses)
Interest income	15	771	1,053
Total other Income (Expenses)	15	771	1,053

Income (Loss) before Provision for Income Tax	(8,857)	687	886

Provision for Income Tax	-	-	-

Net Income (Loss)	(8,857)	687	886

Other Comprehensive Income (Loss)
Effects of Foreign Currency Conversion	1,171	-	-

Comprehensive Income (Loss)	$(7,686)	$687	$886

Basic and fully diluted earnings (loss) per share	$(7.69)	$0.69	$0.89

Weighted average shares outstanding	1,000	1,000	1,000

See Notes to Financial Statements.

SMOOTH GLOBAL SERVICES LIMITED AND SUBSIDIARY

(A Development Stage Company)

STATEMENT OF CHANGES IN SHAREHOLDERS' EQUITY (DEFICIT)
FOR  PERIOD JANUARY 1, 2006 (INCEPTION) THROUGH DECEMBER 31, 2006

	Common Stock Par Value $1.00		Additional Paid-in	Retained Earnings	Accumulated other comprehensive
	Shares	Amount	Capital	(Deficit)	Income	Totals

Balances at the date of inception on January 25, 2006	-	$-	$-	$-	$-	$-

Proceeds from issuance of common stock	1,000	1,000	-	-	-	1,000

Proceeds from contribution of additional paid-in capital	-	-	-	-	-	-

Net income (loss)	-	-	-	886	-	886

Other comprehensive income effects of exchange rates	-	-	-	-	-	-

Balances at December 31, 2006	1,000	$1,000	$-	$886	$-	$1,886

See Notes to Financial Statements

SMOOTH GLOBAL SERVICES LIMITED AND SUBSIDIARY

(A Development Stage Company)

STATEMENT OF CASH FLOWS

	For the Six Months Ended		For the Period January 25, 2006(inception) through
	June 30,	June 30,	December 31,
	2007	2006	2006
	(unaudited)	(unaudited)

Operating Activities

Net income (loss)	$(8,857)	$687	$886

Adjustments to reconcile net income (loss) to net cash provided (used) by operating activities:

Changes in operating assets and liabilities:
Decrease (increase) in contract security deposit	(78,690)	-	-

Net cash provided (used) by operating activities	(87,547)	687	886

Investing Activities

Purchase of fixed assets	(5,034)	-	-
Net cash (used) by investing activities	(5,034)	-	-

Financing Activities

Proceeds from issuance of common stock	-	1,000	1,000
Proceeds from contribution of additional paid-in capital	96,717	-	-
Loans from a shareholder	3,904	71,827	129
Net cash provided (used) by financing activities	100,621	72,827	1,129

Increase (decrease) in cash	8,040	73,514	2,015

Cash at beginning of period	2,015	-	-
Effects of exchange rates on cash	1,171	-	-
Cash at end of period	$11,226	$73,514	$2,015

Supplemental Disclosures of Cash Flow Information:
Cash paid (received) during year for:
Interest	$-	$-	$-
Income taxes	$-	$-	$-

See Notes to Financial Statements.

SMOOTH GLOBAL SERVICES LIMITED AND SUBSIDIARY

(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

Note 1-	ORGANIZATION AND BUSINESS BACKGROUND

Smooth Global Services Limited ("Smooth Global" or the "Company") was incorporated on January 1, 2006 in the British Virgin Island ("BVI") under the BVI Business Companies Act, 2004, as a BVI Business Company.  The Company was formed for the purpose of seeking and consummating a merger or acquisition with a business entity organized as a private corporation, partnership, or sole proprietorship as defined by Statement of Financial Accounting Standards (SFAS) No. 7.

On June 28, 2007, the Company established a wholly owned subsidiary, Smooth Global (Beijing) Telecom Science Limited ("Beijing Telecom") in the Beijing City, the People's Republic of China ("PRC").  Beijing Telecom was incorporated under the Company Law of PRC as a limited liability company with registered capital of $100,000.  Beijing Telecom was formed for the purpose of seeking and consummating a merger or acquisition with a business entity organized in PRC and engaged in the business of providing telecommunication services.

Smooth Global and Beijing Telecom are hereafter referred to as the "Company".

The Company has not yet generated revenues from planned principal operations and is considered a development stage company as defined in Statement of Financial Accounting Standards ("SFAS") No. 7. The Company plans on seeking and consummating a merger or acquisition with a business entity organized in PRC and engaged in the business of providing telecommunication services.

SMOOTH GLOBAL SERVICES LIMITED AND SUBSIDIARY

(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

Note 2-	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("US GAAP") and are presented in U.S. dollars.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenue and expenses during the reporting period.  Actual results when ultimately realized could differ from these estimates.

Cash and Cash Equivalents

Cash and cash equivalents include cash on hand, deposits in banks with maturities of three months or less, and all highly liquid investments which are unrestricted as to withdrawal or use, and which have original maturities of three months or less.

Concentrations of Credit Risk

Financial instruments that subject the Company to concentrations of credit risk consist primarily of cash and cash equivalents. The Company maintains its cash and cash equivalents with high-quality institutions. Deposits held with banks may exceed the amount of insurance provided on such deposits. Generally these deposits may be redeemed upon demand and therefore bear minimal risk.

Fair Value of Financial Instruments

The carrying value of financial instruments including cash and cash equivalents, receivables, prepaid expenses, accounts payable, and accrued expenses, approximates their fair value due to the relatively short-term nature of these instruments.

Valuation of Long-Lived assets

The Company periodically analyzes its long-lived assets for potential impairment, assessing the appropriateness of lives and recoverability of unamortized balances through measurement of undiscounted operating cash flows on a basis consistent with accounting principles generally accepted in the United States of America.

Revenue Recognition

Revenues are recognized when finished products are shipped to unaffiliated customers, both title and the risks and rewards of ownership are transferred or services have been rendered and accepted, the selling price is fixed or determinable and collectibility is reasonably assured.

SMOOTH GLOBAL SERVICES LIMITED AND SUBSIDIARY

(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

Note 2-	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Advertising Costs

Advertising costs will be expensed as incurred and included as part of selling and marketing expenses in accordance with the American Institute of Certified Public Accountants ("AICPA") Statement of Position 93-7, "Reporting for Advertising Costs".  The Company did not incur any advertising costs during the period January 25, 2006 through December 31, 2006, and the six months ended June 30, 2007 and 2006, respectively.

Research and Development Costs

Research and development costs will be charged to expense as incurred. The Company did not incur any research and development costs in the period January 25, 2006 through December 31, 2006, and the six months ended June 30, 2007 and 2006, respectively.

Translation of foreign currencies

The financial position and results of operations for the Company and its subsidiary are measured using a currency other than the U. S. dollar as their functional currency.  Accordingly, all assets and liabilities for the Company and its subsidiary are translated into U.S. dollars at the current exchange rates as of the respective balance sheet date.  Revenue and expense items are translated at the average exchange rates prevailing during the period.  Cumulated gains and losses from the translation of the financial statements are reported as accumulated other comprehensive income (loss) in the shareholders' equity.  Foreign exchange gains and losses arising from transactions denominated in a currency other than the functional currency of the entity involved are included in operating results.

Income Taxes

The Company accounts for income tax using SFAS No. 109 "Accounting for Income Taxes", which requires the asset and liability approach for financial accounting and reporting for income taxes.  Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases.  Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled.  The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.  A valuation allowance related to deferred tax assets is recorded when it is more likely than not that some portion or all of the deferred tax assets will not be realized.

Comprehensive Income

Statement of Financial Accounting Standards (SFAS) No. 130, “Reporting Comprehensive Income,” establishes standards for reporting and display of comprehensive income, its components and accumulated balances.  Comprehensive income as defined includes all changes in equity during a period from non-owner sources. Accumulated other comprehensive income, as presented in the accompanying balance sheets and statement of changes in shareholders' equity consists of changes in unrealized gains and losses on foreign currency translation.  This comprehensive income is not included in the computation of income tax expense or benefit.

SMOOTH GLOBAL SERVICES LIMITED AND SUBSIDIARY

(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

Note 2-	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Related parties

For the purposes of these financial statements, parties are considered to be related if one party has the ability, directly or indirectly, to control the party or exercise significant influence over the party in making financial and operating decisions, or vice versa, or where the Company and the party are subject to common control or common significant influence. Related parties may be individuals or other entities.

Segment Reporting

SFAS No. 131 “Disclosures about Segments of an Enterprise and Related Information” establishes standards for reporting information about operating segments on a basis consistent with the Company’s internal organization structure as well as information about geographical areas, business segments and major customers in financial statements. The Company currently operates in one principal business segment.  Therefore, segment disclosure is not presented.

Earnings (Loss) Per Share

The Company reports earnings per share in accordance with the provisions of SFAS No. 128, “Earnings Per Share.” SFAS No. 128 requires presentation of basic and diluted earnings per share in conjunction with the disclosure of the methodology used in computing such earnings per share.  Basic earnings (loss) per share is computed by dividing income (loss) available to common shareholders by the weighted-average number of common shares outstanding during the period.  Diluted earnings per share is computed similar to basic earnings per share except that the denominator is increased to include the number of additional common shares that would have been outstanding if the potential common shares had been issued and if the additional common shares were dilutive.  There are no potentially dilutive securities outstanding (options and warrants) for the period January 25, 2006 through December 31, 2006, and the six months ended June 30, 2007 and 2006, respectively.

Property, Plant and Equipment
Property, plant and equipment are carried at cost.  The cost of repairs and maintenance is expensed as incurred; major replacements and improvements are capitalized.

When assets are retired or disposed of, the cost and accumulated depreciation are removed from the accounts, and any resulting gains or losses are included in income in the year of disposition.

Depreciation is calculated on a straight-line basis over the estimated useful life of the assets without residual value.  The percentages or depreciable life applied are:

Office equipment	5 years

SMOOTH GLOBAL SERVICES LIMITED AND SUBSIDIARY

(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

Note 2-	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Recent Accounting Pronouncements

In September 2006, the SEC issued SAB No. 108, which provides guidance on the process of quantifying financial statement misstatements.  In SAB No. 108, the SEC staff establishes an approach that requires quantification of financial statements errors, under both the iron-curtain and the roll-over methods, based on the effects of the error on each of the Company’s financial statements and the related financial statement disclosures.  SAB No. 108 is generally effective for annual financial statements in the first fiscal year ending after November 15, 2006.  The transition provisions of SAB No. 108 permits existing public companies to record the cumulative effect in the first year ending after November 15, 2006 by recording correcting adjustments to the carrying values of assets and liabilities as of the beginning of that year with the offsetting adjustment recorded to the opening balance of retained earnings.  The adoption of SAB No. 108 has not had a material effect on the Company’s financial position or results of operations.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 158, "Employer's Accounting for Defined Benefit Pension and Other Postretirement Plans - an amendment of FASB Statements No. 87, 88, 106, and 132(R)" ("SFAS 158"). SFAS 158 requires an employer to recognize the over funded or under funded status of a defined benefit postretirement plan (other than a multiemployer plan) as an asset or liability in its statement of financial position and to recognize changes in that funded status in the year in which the changes occur through comprehensive income of a business entity or changes in unrestricted net assets of a not-for-profit organization. The standard also requires an employer to measure the funded status of a plan as of the date of its year-end statement of financial position, with limited exceptions.

An employer with publicly traded equity securities is required to initially recognize the funded status of a defined benefit postretirement plan and to provide the required disclosures as of the end of the fiscal year ending after December 15, 2006. An employer without publicly traded equity securities is required to recognize the funded status of a defined benefit postretirement plan and to provide the required disclosures as of the end of the fiscal year ending after June 15, 2007. The adoption of SFAS 158 is not expected to have a material effect on the Company's financial position or results of operations.

SMOOTH GLOBAL SERVICES LIMITED AND SUBSIDIARY

(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

Note 2-	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Recent Accounting Pronouncements (continued)

In September 2006, the FASB issued SFAS No. 157 “Fair Value Measurements”.  SFAS No. 157 defines fair values, establishes a framework for measuring fair value, and expands disclosures about fair value measurements.  This Statement shall be effective for financial statements issued for fiscal years beginning after November 25, 2007, and interim periods within those fiscal years.  Earlier application is encouraged provided that the reporting entity has not yet issued financial statements for that fiscal year, including financial statements for an interim period with that fiscal year.  The provisions of this statement should be applied, except in some circumstances where the statement shall be applied retrospectively.  The Company is currently evaluating the impact of adopting SFAS No. 157 on its financial position and results of operations.

In July 2006, the FASB issued FASB Interpretation (“FIN”) No. 48, “ Accounting for Uncertainty in Income Taxes,” which prescribes a comprehensive model for how a company should recognize, measure, present and disclose in its financial statements uncertain tax positions that the company has taken or expects to take on a tax return (including a decision whether to file or not to file a return in a particular jurisdiction). The accounting provisions of FIN No. 48 are effective for fiscal years beginning after December 15, 2006. The Company is currently assessing whether adoption of this Interpretation will have an impact on its financial position and results of operations.

In March 2006, the FASB issued SFAS No. 156, "Accounting for Servicing of Financial Assets" ("FAS 156"), which amends SFAS No. 140. FAS 156 specifically provides guidance addressing the recognition and measurement of separately recognized servicing assets and liabilities, common with mortgage securitization activities, and provides an approach to simplify efforts to obtain hedge accounting treatment. FAS 156 is effective for all separately recognized servicing assets and liabilities acquired or issued after the beginning of an entity's fiscal year that begins after September 15, 2006, with early adoption being permitted. The adoption of SFAS No. 156 did not have a material effect on the Company's financial position or results of operations.

In February 2006, the FASB issued SFAS No. 155, "Accounting for Certain Hybrid Financial Instruments-an amendment of FASB Statements No. 133 and 140." SFAS No. 155 amends SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities", to permit fair value remeasurement for any hybrid financial instrument with an embedded derivative that otherwise would require bifurcation, provided that the whole instrument is accounted for on a fair value basis. SFAS No. 155 amends SFAS No. 140, "Accounting for the Impairment or Disposal of Long-Lived Assets", to allow a qualifying special-purpose entity (SPE) to hold a derivative financial instrument that pertains to a beneficial interest other than another derivative financial instrument. SFAS No. 155 applies to all financial instruments acquired or issued after the beginning of an entity's first fiscal year that begins after September 15, 2006, with earlier application allowed. The adoption of SFAS No. 155 had no impact on the Company's financial position or results of operations.

SMOOTH GLOBAL SERVICES LIMITED AND SUBSIDIARY

(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

Note 3-	PROPERTY AND EQUIPMENT

The following is a summary of property, plant and equipment-at cost, less accumulated depreciation:

	June 30,	December 31,
	2006	2006
	(unaudited)

Office equipment	$5,034	$-
	5,034	-

Less: Accumulated depreciation	-	-

Total	$5,034	$-

Depreciation expense charged to operations was $0 for the period January 25, 2006 through December 31, 2006, and $0 and $0 for the six months ended June 30, 2007 and 2006, respectively.

Note 4-	DUE TO SHAREHOLDERS

Due to shareholders represents temporally short-term loans from the shareholders to finance the Company’s operation due to lack of cash resources.  These loans are unsecured, non-interest bearing and have no fixed terms of repayment, therefore, deemed payable on demand.  Cash flow from this activity is classified as cash flow from financing activity.  The total borrowing from shareholders was $71,827 for the period January 25, 2006 through December 31, 2006, and $3,904 and $71,827 for the six months ended June 30, 2007 and 2006, respectively.

SMOOTH GLOBAL SERVICES LIMITED AND SUBSIDIARY

(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

Note 5-	COMMON STOCK

The Articles of Association authorized the Company to issue 50,000 shares of common stock with a par value of $1.00.  Upon formation of the Company, 1,000 share of common stock were issued for $1,000.

Note 6-	COMMITMENTS AND CONTINGENCIES

PRC's political and economic system

The Company faces a number of risks and challenges not typically associated with companies in North America and Western Europe, since its assets exist solely in the PRC, and its revenues are derived from its operations therein.  The PRC is a developing country with an early stage market economic system, overshadowed by the state.  Its political and economic systems are very different from the more developed countries and are in a state of change.  The PRC also faces many social, economic and political challenges that may produce major shocks and instabilities and even crises, in both its domestic arena and in its relationships with other countries, including the United States.  Such shocks, instabilities, and crises may in turn significantly and negatively affect the Company's performance.

Governmental control of currency conversion

The PRC government imposes controls on the convertibility of Renminbi into foreign currencies and, in certain cases, the remittance of currency out of the PRC. The Company receives all of its revenues in Renminbi, which is currently not a freely convertible currency. Shortages in the availability of foreign currency may restrict the Company’s ability to remit sufficient foreign currency to satisfy foreign currency dominated obligations.  Under existing PRC foreign exchange regulations, payments of current account items, including profit distributions, interest payments and expenditures from the transaction, can be made in foreign currencies without prior approval from the PRC State Administration of Foreign Exchange by complying with certain procedural requirements. However, approval from appropriate governmental authorities is required where Renminbi is to be converted into foreign currency and remitted out of China to pay capital expenses such as the repayment of bank loans denominated in foreign currencies.

The PRC government may also at its discretion restrict access in the future to foreign currencies for current account transactions. If the foreign exchange control system prevents the Company from obtaining sufficient foreign currency to satisfy its currency demands, the Company may not be able to pay certain of its expenses as they come due.

SMOOTH GLOBAL SERVICES LIMITED AND SUBSIDIARY

(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

Note 7-	SUBSEQUENT EVENT

On September 20, 2007, Ms. Yianfang Jin and Ms. Yianxia Wang (collectively the "Trustees"), both of whom are citizens of PRC and totally own a 100% equity ownership interest in Beijing GRT Information Services Limited ( "GRT" ),  executed Trust and Indemnity Agreements ("Agreements") with Beijing Telecom, pursuant to which the Trustees assigned to Beijing Telecom all of the beneficial interest in the Trustee's equity ownership interest in GRT.  The Agreements provided for effective control of GRT to be transferred to Beijing Telecom at September 10, 2007.

Through the Agreements described in the preceding paragraph Beijing Telecom is deemed a 100% beneficiary of GRT resulting in GRT being deemed a subsidiary of Beijing Telecom under the requirements of Financial Interpretation 46 (Revised) "Consolidation of Variable Interest Entities" issued by the Financial Accounting Standards Board ("FASB").   Accordingly, the consolidated financial statements of Smooth Global and its wholly owned subsidiary,  Beijing Telecom, will be prepared by including the financial statements of GRT through September 20, 2007 and thereafter.

GRT was incorporated in Beijing City, PRC on May 26, 2005 with a registered capital of $241,640, under the Company Law of PRC. GRT is engaged in the business of providing telecommunication services to end users.

KEITH K. ZHEN, CPA
CERTIFIED PUBLIC ACCOUNTANT

2070 WEST 6TH STREET - BROOKLYN, NY 11223 - TEL (347) 408-0693 - FAX (347) 602-4868 - EMAIL :KEITHZHEN@GMAIL.COM

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors
Beijing GRT Information Services Limited

We have audited the accompanying balance sheet of Beijing GRT Information Services Limited as of December 31, 2006 and the related statements of income, stockholders’ equity and comprehensive income, and cash flows for the year ended December 31, 2006 and the period May 26, 2005 (Inception) through December 31, 2005. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the company ’ s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Beijing GRT Information Services Limited as of December 31, 2006 and the results of its operations and its cash flows for the year ended December 31, 2006 and the period May 26, 2005 (Inception) through December 31, 2005 in conformity with accounting principles generally accepted in the United States of America.

/s/ Keith K. Zhen, CPA
Keith K. Zhen, CPA
Brooklyn, New York
September 21, 2007

BEIJING GRT INFORMATION SERVICES LIMITED

BALANCE SHEETS

	June 30,	December 31,
	2007	2006
	(unaudited)

ASSETS
Current Assets:
Cash and cash equivalents	$59,738	$40,970
Accounts receivable, net (Note 3)	60,300	49,003
Prepaid Expenses	71,924	21,096
Purchased SIM cards	100,724	-
Total current assets	292,686	111,069

Property, Plant, and Equipment, net (Note 4)	50,736	54,454

Contract Security Deposit	1,312	1,282

Total Assets	$344,734	$166,805

LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities:
Accounts payable and accrued expenses	$1,607	$35,769
Others payable	759	701
Due to a majority owner (Note 6)	-	111
Total Current Liabilities	2,366	36,581

Commitments and contingencies (Note 9)	-	-

Owners' Equity:
Registered Capital	241,640	241,640
Retained Earnings (accumulated deficit)	84,248	(122,055)
Accumulated other comprehensive income	16,480	10,639
Total Owners' Equity	342,368	130,224

Total Liabilities and Stockholders' Equity	$344,734	$166,805

See Notes to Financial Statements

BEIJING GRT INFORMATION SERVICES LIMITED

STATEMENTS OF OPERATIONS AND OTHER COMPREHENSIVE INCOME

	For the Six Months Ended		For the Year Ended	For the Period May 26, 2005 (Inception) Through
	June 30,	June 30,	December 31,	December 31,
	2007	2006	2006	2005
	(unaudited)	(unaudited)
Revenues
Public Telephone Service	$45,287	$48,214	$85,853	$83,188
Network Solution	22,329	8,225	33,402	29,333
International Call Forwarding Service	391,037	-	-	-
Total revenue	458,653	56,439	119,255	112,521

Cost of Sales
Public Telephone Service	76,656	78,279	137,024	136,719
International Call Forwarding Service	140,298	-	-	-
Total cost of sales	216,954	78,279	137,024	136,719

Gross Profit	241,699	(21,840)	(17,769)	(24,198)

Operating Expenses
Payroll	5,964	3,639	8,702	3,080
Pension and Employee Benefits	2,401	1,999	5,073	1,310
Office Rent	1,552	1,495	3,014	1,467
Professional Fees	-	-	28,926	-
Depreciation Expenses	6,975	6,556	13,291	223
Travel and Entertainment	10,926	3,256	4,981	4,755
Other General and Administrative	7,637	11,287	15,774	21,292
Total Operating Expenses	35,455	28,232	79,761	32,127

Income (Loss) from Operation	206,244	(50,072)	(97,530)	(56,325)

Other Income (Expenses)
Interest Income	59	59	92	315
Commission on Sales of Art	-	-	31,393	-
Total Other Income (Expenses)	59	59	31,485	315

Income before Provision for Income Tax	206,303	(50,013)	(66,045)	(56,010)

Provision for Income Tax	-	-	-	-

Net Income	206,303	(50,013)	(66,045)	(56,010)

Other Comprehensive Income (Loss)
Effects of Foreign Currency Conversion	5,841	1,567	5,094	5,545

Comprehensive Income	$212,144	$(48,446)	$(60,951)	$(50,465)

See Notes to Financial Statements

BEIJING GRT INFORMATION SERVICES LIMITED

STATEMENTS OF OWNERS' EQUITY

FOR THE PERIOD MAY 26, 2005 THROUGH DECEMBER 31, 2005
AND THE YEAR ENDED DECEMBER 31, 2006

	Registered Capital	Capital Receivable	Retained Earnings	Accumulated Other Comprehensive Income	Total Owners' Equity

Balances at May 26, 2005 (Inception)	$241,640	$(33,379)	$-	$-	$208,261

Net Income (Loss)	-	-	(56,010)	-	(56,010)

Other comprehensive income effects of exchange rates	-	-	-	5,545	5,545

Balances at December 31, 2005	241,640	(33,379)	(56,010)	5,545	157,796

Registered capital contribution	-	33,379	-	-	33,379

Net Income (Loss)	-	-	(66,045)	-	(66,045)

Other comprehensive income effects of exchange rates	-	-	-	5,094	5,094

Balances at December 31, 2006	$241,640	$-	$(122,055)	$10,639	$130,224

See Notes to Financial Statements

BEIJING GRT INFORMATION SERVICES LIMITED

STATEMENTS OF CASH FLOWS

	For the Six Months Ended		For the Year Ended	For the Period May 26, 2005 (Inception) Through
	June 30,	June 30,	December 31,	December 31,
	2007	2006	2006	2005
	(unaudited)	(unaudited)

Operating Activities

Net (loss)	$206,303	$(50,013)	$(66,045)	$(56,010)
Adjustments to reconcile net income (loss) to net cash provided (used) by operating activities:
Depreciation	6,975	6,556	13,291	223
Changes in operating assets and liabilities:
(Increase)/Decrease in accounts receivable	(11,297)	(6,168)	(19,243)	(29,760)
(Increase)/Decrease in prepaid expense	(50,828)	50,765	49,200	(70,296)
(Increase)/Decrease in purchased SIM cards	(100,724)	-	-	-
(Increase)/Decrease in contract security deposit	-	(1,252)	(1,282)	-
Increase/(Decrease) in accounts payable and accrued expenses	(34,162)	2,032	33,916	1,853
Increase/(Decrease) in others payable	58	144	425	276
Net cash provided (used) by operating activities	16,325	2,064	10,262	(153,714)

Investing Activities

Purchase of fixed assets	(3,672)	(40,194)	(41,793)	(26,464)
Net cash provided (used) by investing activities	(3,672)	(40,194)	(41,793)	(26,464)

Financing Activities

Loans from a majority owner	-	-	111	-
Payback of loans from a majority owner	(111)	-	-	-
Proceeds from registered capital contribution	-	18,612	33,379	208,261
Net cash provided (used) by financing activities	(111)	18,612	33,490	208,261

Increase (decrease) in cash	12,542	(19,518)	1,959	28,083
Effects of exchange rates on cash	6,226	1,601	5,380	5,548
Cash at beginning of period	40,970	33,631	33,631	-
Cash at end of period	$59,738	$15,714	$40,970	$33,631

Supplemental Disclosures of Cash Flow Information:
Cash paid for:
Interest	$-	$-	$-	$-
Income taxes	$-	$-	$-	$-

See Notes to Financial Statements

BEIJING GRT INFORMATION SERVICES LIMITED

NOTES TO FINANCIAL STATEMENTS

(Amounts and Disclosures at and for the Six Months
Ended June 30, 2007 and 2006 Are Unaudited)

Note 1-	ORGANIZATION AND OPERATIONS

Beijing GRT Information Services Limited (the Company or "GRT") was incorporated in Beijing City, the People’s Republic of China (“PRC”) on May 26, 2005 with a registered capital of $241,640, under the Company Law of PRC. GRT is engaged in the business of providing telecommunication services to end users.  The Company has selected December 31 as its fiscal year end.

GRT provides public phone users with access to China United Telecommunications (Beijing) Corporation Limited (“CUBJ”) network via paid phones installed in outlets located in universities, convenience shops and street corners. These outlets are managed but not necessary owned by GRT.  CUBJ is a subsidiary of China United Telecommunications Corporation Limited ("CUTC"), one of the largest telecommunications carriers in PRC. GRT signed non-exclusive distribution agreement with CUBJ to distribute its traditional fixed line call time in Beijing City, PRC.

GRT also provides computer networking and telephone solutions to its customers, mainly the commercial buildings located in PRC, including design and implementation of network system, and purchasing and installation of hardware and software.

GRT provides China mobile phone users with international call forwarding service, which resembles the function of international roaming services. GRT provides subscribers with SIM cards of the destination country or region with predefined call forwarding time. The subscribers forward their mobile phone calls to a specified GRT number and instruct GRT to further forward the calls to a telephone number in their destination country or region. This enable mobile phone user to receive local calls in a competitive tariff rate when they are traveling abroad.

Note 2-	SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying financial statements are prepared in accordance with generally accepted accounting principles in the United States of America ("US GAAP"). This basis of accounting differs from that used in the statutory accounts of the Company, which are prepared in accordance with the "Accounting Principles of China " ("PRC GAAP"). Certain accounting principles, which are stipulated by US GAAP, are not applicable in the PRC GAAP. The difference between PRC GAAP accounts of the Company and its US GAAP financial statements is immaterial.

Foreign Currency Translation

The Company maintains its books and accounting records in PRC currency "Renminbi" ("RMB"), which is determined as the functional currency. Transactions denominated in currencies other than RMB are translated into RMB at the exchange rates quoted by the People’s Bank of China (“PBOC”) prevailing at the date of the transactions. Foreign currency exchange gain and losses resulting from these transactions are included in operations. Monetary assets and liabilities denominated in currencies other than RMB are translated into RMB using the applicable exchange rates quoted by the PBOC at the balance sheet dates. Exchange differences are included in the statements of changes in owners' equity.

BEIJING GRT INFORMATION SERVICES LIMITED

NOTES TO FINANCIAL STATEMENTS

(Amounts and Disclosures at and for the Six Months
Ended June 30, 2007 and 2006 Are Unaudited)

Note 2-	SIGNIFICANT ACCOUNTING POLICIES (continued)

Translation of foreign currencies (continued)

The Company ’ s financial statements are translated into the reporting currency, the United States Dollar (“US$”). Assets and liabilities of the Company are translated at the prevailing exchange rate at each reporting period end. Contributed capital accounts are translated using the historical rate of exchange when capital is injected. Income and expense accounts are translated at the average rate of exchange during the reporting period. Translation adjustments resulting from translation of these financial statements are reflected as accumulated other comprehensive income (loss) in the owners’ equity.

Translation adjustments described in the preceding paragraph amounted to $16,480 and $10,639 as of June 30, 2007 and December 31, 2006, respectively. The balance sheet amounts with the exception of equity at June 30, 2007 were translated at 7.62 RMB to $1.00 USD as compared to 7.80 RMB at December 31, 2006. The equity accounts were stated at their historical rate. The average translation rates applied to income statement accounts for the six months ended June 30, 2007 and 2006 were 7.73 RMB and 8.02 RMB, respectively, as compared to 7.96 RMB and 8.18 RMB for the year ended December 31, 2006 and 2005, respectively.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenue and expenses during the reporting period. Actual results when ultimately realized could differ from those estimates.

Cash and Cash Equivalents

Cash and cash equivalents include cash on hand, deposits in banks with maturities of three months or less, and all highly liquid investments which are unrestricted as to withdrawal or use, and which have original maturities of three months or less.

Accounts Receivable

Accounts receivable are recorded at the invoiced amount and do not bear interest. The Company extends unsecured credit to its customers in the ordinary course of business but mitigates the associated risks by performing credit checks and actively pursuing past due accounts. An allowance for doubtful accounts is established and determined based on managements' assessment of known requirements, aging of receivables, payment history, the customer's current credit worthiness, and the economic environment. When a specific accounts receivable balance is deemed uncollectible, a charge is taken to this reserve. Recoveries of balances previously written off are also reflected in this reserve.

As of June 30, 2007 and December 31, 2006, GRT did not record an allowance for doubtful accounts, nor have there been any write-offs since inception.

BEIJING GRT INFORMATION SERVICES LIMITED

NOTES TO FINANCIAL STATEMENTS

(Amounts and Disclosures at and for the Six Months
Ended June 30, 2007 and 2006 Are Unaudited)

Note 2-	SIGNIFICANT ACCOUNTING POLICIES (continued)

Prepaid Expenses

Prepaid expenses principally include the advanced payments to buy call time and call forwarding fees from telecommunication carriers.

Purchased SIM Cards

Purchased SIM cards include the cost of purchased foreign SIM cards that the Company uses in its international call forwarding service.

Concentrations of Credit Risk

Financial instruments that subject the Company to concentrations of credit risk consist primarily of cash and cash equivalents. The Company maintains its cash and cash equivalents with high-quality institutions. While deposits held with banks are not insurance in PRC, these deposits generally may be redeemed upon demand and therefore bear minimal risk.

Fair Value of Financial Instruments

The carrying value of financial instruments including cash and cash equivalents, receivables, accounts payable and accrued expenses, approximates their fair value due to the relatively short-term nature of these instruments.

Valuation of Long-Lived assets

The Company periodically analyzes its long-lived assets for potential impairment, assessing the appropriateness of lives and recoverability of unamortized balances through measurement of undiscounted operating cash flows on a basis consistent with accounting principles generally accepted in the United States of America.

Property, Plant and Equipment

Property, plant and equipment are carried at cost. The cost of repairs and maintenance is expensed as incurred; major replacements and improvements are capitalized.

When assets are retired or disposed of, the cost and accumulated depreciation are removed from the accounts, and any resulting gains or losses are included in income in the year of disposition.

Depreciation is calculated on a straight-line basis over the estimated useful life of the assets without residual value.  The percentages or depreciable life applied are:

Office equipment	5 years
Leasehold improvements	5 years (lease duration)

BEIJING GRT INFORMATION SERVICES LIMITED

NOTES TO FINANCIAL STATEMENTS

(Amounts and Disclosures at and for the Six Months
Ended June 30, 2007 and 2006 Are Unaudited)

Note 2-	SIGNIFICANT ACCOUNTING POLICIES (continued)

Revenue Recognition

GRT recognizes its revenues net of sales taxes and sales-related taxes. In accordance with the SEC’s Staff Accounting Bulletin No. 104, Revenue Recognition , GRT recognizes revenue when persuasive evidence of an arrangement exists, transfer of title has occurred or services have been rendered, the selling price is fixed or determinable and collectibility is reasonably assured.

Public Telephone Service

GRT sets up outlets through CUBJ's network to provide public telephone service to end users. GRT buys call time from CUBJ in advance and then distribute to end users via these outlets. GRT recognizes revenue when the tariff is collected after an end user places a telephone call. GRT records revenue from outlets after netting outlets' operating expenses since such expenses are instable.

Pursuant to the distribution agreement with CUBJ, GRT is entitled to refund certain percentage of call time costs and the percentage varies based on the volume of call time which GRT distributes monthly. GRT records these refunds as revenue because GRT has to issue sales invoices to CUBJ for the refunds.  GRT generally received these refunds one month behind.

Network Solution

GRT provides network solution to enterprise customers, including design and implementation of internet and telephone network. The contracts are accounted for as one unit of accounting as the criteria for separation are not met, and revenue for billed amounts is recognized when customer’s acceptance is obtained provided that no significant obligations remain.

International Call forwarding Service

GRT purchased a foreign SIM card and then attached it with a specified phone number, which GRT bought from China Netcom (Shanghai) Corporation Limited (“CNSH”). When a mobile phone call is forwarded to that particular phone number, GRT will further forward the call to the related SIM card, via the network of either CNSH or China Netcom (Shaoxing) Corporation Limited ("CNSX"). Both CNSH and CNSX are subsidiaries of China Netcom Corporation Limited, one of the largest telecommunications carries in PRC. GRT signed non-exclusive agreements with CNSH and CNSX to forward phone calls via their network.

GRT sells SIM cards either directly to end users or via its franchised distributors, who signed non-exclusive Distribution Agreement with GRT to distribute its SIM cards.

(1) When GRT sells SIM cards directly to end users, it recognizes revenue when the SIM cards are expired as indicated in the description printed on the envelop containing the SIM card.

BEIJING GRT INFORMATION SERVICES LIMITED

NOTES TO FINANCIAL STATEMENTS

(Amounts and Disclosures at and for the Six Months
Ended June 30, 2007 and 2006 Are Unaudited)

Note 2-	SIGNIFICANT ACCOUNTING POLICIES (continued)

International Call forwarding Service (continued)

(2) When GRT sells SIM cards to its franchised distributors, it recognizes revenue when the SIM cards are delivered to the distributors and the payments have been received, at which, the Management believes the sales transactions have been completed pursuant to the Distribution Agreement.

(3) GRT recognizes revenue when it receives internal franchise fees and training fees from its distributors. The Management believe that all material services and conditions applicable to the sale have been substantially performed pursuant to the Distribution Agreement. The Management believes that substantial performance under FASB 45, Accounting for Franchise Fee Revenue, is indicated by: (1) absence of intent to refund cash received; (2) performance of substantially all initial services; and (3) nonexistence of other material conditions related to performance.

Revenue that GRT recognized from initial franchise fees and training fees amounted to $0 and $0 for the year ended December 31, 2006 and the period May 26, 2005 through December 31, 2006, respectively; and $85,382 and $0 for the six months ended June 30, 2007 and 2006, respectively.

Costs of Sales

Public Telephone Service

Costs of public telephone service mainly include costs to buy call time from CUBJ.

Network Solution

Costs of network solution principally include the labor that GRT assigns to the projects. Because these employees also work on the maintenance function in the day-to-day operation and it is difficult to distinguish their working hours between network projects and maintenance function, and the amount is immaterial, these labor costs are included in the general and administrative expenses.

International Call Forwarding Service

Costs of international call forwarding services principally include the costs to purchase SIM cards, the costs of telephone number, and the call forwarding fees charged by the telecommunication carriers.

Research and Development Costs

Research and development costs relating to the development of new products and processes, including significant improvements and refinements to existing products, are expensed when incurred. The research and development costs were immaterial for the fiscal year ended December 31, 2006 and the period May 26, 2005 through December 31, 2005, respectively; and immaterial for the six months ended June 30, 2007 and 2006, respectively.

BEIJING GRT INFORMATION SERVICES LIMITED

NOTES TO FINANCIAL STATEMENTS

(Amounts and Disclosures at and for the Six Months
Ended June 30, 2007 and 2006 Are Unaudited)

Note 2-	SIGNIFICANT ACCOUNTING POLICIES (continued)

Advertising Costs

Advertising costs are expensed as incurred and included as part of selling and marketing expenses in accordance with the American Institute of Certified Public Accountants ("AICPA") Statement of Position 93-7, "Reporting for Advertising Costs". Advertising costs were immaterial for the year ended December 31, 2006 and the period May 26, 2005 through December 31, 2005, respectively; and immaterial for the six months ended June 30, 2007 and 2006, respectively.

Pension and Employee Benefits

Full time employees of the PRC entities participate in a government mandated multi-employer defined contribution plan pursuant to which certain pension benefits, medical care, unemployment insurance, employee housing fund and other welfare benefits are provided to employees. Chinese labor regulations require the Company to accrue for these benefits based on certain percentages of the employees' salaries. The total provisions for such employee benefits were $5,073 and $1,310 for the year ended December 31, 2006 and the period May 26, 2005 through December 31, 2006, respectively; and $2,401 and $1,999 for the six months ended June 30, 2007 and 2006, respectively.

Sales Taxes and Sales-related Taxes

Pursuant to the tax law and regulations of PRC, an enterprise like the Company is obligated to pay totally 5.4% of gross sales as sales tax and sales-related taxes. Since the Company hired particular amount of unemployed workers, the local tax authority approved the Company exempt from sales and sales-related taxes for the period December 12, 2005 through December 31, 2008.

Income Taxes

The Company accounts for income tax using SFAS No. 109 "Accounting for Income Taxes", which requires the asset and liability approach for financial accounting and reporting for income taxes. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

The Company accounts for income taxes in interim periods as required by Accounting Principles Board Opinion No. 28 "Interim Financial Reporting" and as interpreted by FASB Interpretation No. 18, "Accounting for Income Taxes in Interim Periods". The Company has determined an estimated annual effect tax rate. The rate will be revised, if necessary, as of the end of each successive interim period during the Company's fiscal year to its best current estimate.

The estimated annual effective tax rate is applied to the year-to-date ordinary income (or loss) at the end of the interim period.

BEIJING GRT INFORMATION SERVICES LIMITED

NOTES TO FINANCIAL STATEMENTS

(Amounts and Disclosures at and for the Six Months
Ended June 30, 2007 and 2006 Are Unaudited)

Note 2-	SIGNIFICANT ACCOUNTING POLICIES (continued)

Statutory Reserves

Pursuant to the applicable laws in PRC, PRC entities are required to make appropriations to three non-distributable reserve funds, the statutory surplus reserve, statutory public welfare fund, and discretionary surplus reserve, based on after-tax net earnings as determined in accordance with the PRC GAAP, after offsetting any prior years’ losses. Appropriation to the statutory surplus reserve should be at least 10% of the after-tax net earnings until the reserve is equal to 50% of the Company's registered capital. Appropriation to the statutory public welfare fund is 5% to 10% of the after-tax net earnings. The statutory public welfare fund is established for the purpose of providing employee facilities and other collective benefits to the employees and is non-distributable other than in liquidation. No appropriations to the discretionary surplus reserve are made at the discretion of the Board of Directors.

Since the Company accumulated deficiency, no statutory surplus reserve fund and statutory public welfare reserve fund have been made for the year ended December 31, 2006 and the period May 26, 2005 through December 31, 2005.

The Company usually make appropriations to these reserve funds at the fiscal year end pursuant to PRC GAAP. Accordingly, the Company made no appropriations for the six months ended June 30, 2007.

Comprehensive Income

Statement of Financial Accounting Standards (SFAS) No. 130, “Reporting Comprehensive Income,” establishes standards for reporting and display of comprehensive income, its components and accumulated balances. Comprehensive income as defined includes all changes in equity during a period from non-owner sources. Accumulated other comprehensive income, as presented in the accompanying statements of changes in owners' equity consists of changes in unrealized gains and losses on foreign currency translation. This comprehensive income is not included in the computation of income tax expense or benefit.

Related parties

For the purposes of these financial statements, parties are considered to be related if one party has the ability, directly or indirectly, to control the party or exercise significant influence over the party in making financial and operating decisions, or vice versa, or where the Company and the party are subject to common control or common significant influence. Related parties may be individuals or other entities.

BEIJING GRT INFORMATION SERVICES LIMITED

NOTES TO FINANCIAL STATEMENTS

(Amounts and Disclosures at and for the Six Months
Ended June 30, 2007 and 2006 Are Unaudited)

Note 2-	SIGNIFICANT ACCOUNTING POLICIES (continued)

Segment Reporting

SFAS No. 131 “Disclosures about Segments of an Enterprise and Related Information” establishes standards for reporting information about operating segments on a basis consistent with the Company’s internal organization structure as well as information about geographical areas, business segments and major customers in financial statements. The Company currently operates in three principal business segments.

Recent Accounting Pronouncements

In September 2006, the SEC issued SAB No. 108, which provides guidance on the process of quantifying financial statement misstatements. In SAB No. 108, the SEC staff establishes an approach that requires quantification of financial statements errors, under both the iron-curtain and the roll-over methods, based on the effects of the error on each of the Company ’ s financial statements and the related financial statement disclosures. SAB No. 108 is generally effective for annual financial statements in the first fiscal year ending after November 15, 2006. The transition provisions of SAB No. 108 permits existing public companies to record the cumulative effect in the first year ending after November 15, 2006 by recording correcting adjustments to the carrying values of assets and liabilities as of the beginning of that year with the offsetting adjustment recorded to the opening balance of retained earnings. The adoption of SAB No. 108 has not had a material effect on the Company’s financial position or results of operations.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 158, "Employer's Accounting for Defined Benefit Pension and Other Postretirement Plans – an amendment of FASB Statements No. 87, 88, 106, and 132(R)" ("SFAS 158"). SFAS 158 requires an employer to recognize the over funded or under funded status of a defined benefit postretirement plan (other than a multiemployer plan) as an asset or liability in its statement of financial position and to recognize changes in that funded status in the year in which the changes occur through comprehensive income of a business entity or changes in unrestricted net assets of a not-for-profit organization. The standard also requires an employer to measure the funded status of a plan as of the date of its year-end statement of financial position, with limited exceptions.

An employer with publicly traded equity securities is required to initially recognize the funded status of a defined benefit postretirement plan and to provide the required disclosures as of the end of the fiscal year ending after December 15, 2006. An employer without publicly traded equity securities is required to recognize the funded status of a defined benefit postretirement plan and to provide the required disclosures as of the end of the fiscal year ending after June 15, 2007. The adoption of SFAS 158 is not expected to have a material effect on the Company's financial position or results of operations.

BEIJING GRT INFORMATION SERVICES LIMITED

NOTES TO FINANCIAL STATEMENTS

(Amounts and Disclosures at and for the Six Months
Ended June 30, 2007 and 2006 Are Unaudited)

Note 2-	SIGNIFICANT ACCOUNTING POLICIES (continued)

Recent Accounting Pronouncements (continued)

In September 2006, the FASB issued SFAS No. 157 “Fair Value Measurements”. SFAS No. 157 defines fair values, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. This Statement shall be effective for financial statements issued for fiscal years beginning after November 25, 2007, and interim periods within those fiscal years. Earlier application is encouraged provided that the reporting entity has not yet issued financial statements for that fiscal year, including financial statements for an interim period with that fiscal year. The provisions of this statement should be applied, except in some circumstances where the statement shall be applied retrospectively. The Company is currently evaluating the impact of adopting SFAS No. 157 on its financial position and results of operations.

In July 2006, the FASB issued FASB Interpretation (“FIN”) No. 48, “ Accounting for Uncertainty in Income Taxes, ” which prescribes a comprehensive model for how a company should recognize, measure, present and disclose in its financial statements uncertain tax positions that the company has taken or expects to take on a tax return (including a decision whether to file or not to file a return in a particular jurisdiction). The accounting provisions of FIN No. 48 are effective for fiscal years beginning after December 15, 2006. The Company is currently assessing whether adoption of this Interpretation will have an impact on its financial position and results of operations.

In March 2006, the FASB issued SFAS No. 156, "Accounting for Servicing of Financial Assets" ("FAS 156"), which amends SFAS No. 140. FAS 156 specifically provides guidance addressing the recognition and measurement of separately recognized servicing assets and liabilities, common with mortgage securitization activities, and provides an approach to simplify efforts to obtain hedge accounting treatment. FAS 156 is effective for all separately recognized servicing assets and liabilities acquired or issued after the beginning of an entity's fiscal year that begins after September 15, 2006, with early adoption being permitted. The adoption of SFAS No. 156 did not have a material effect on the Company's financial position or results of operations.

In February 2006, the FASB issued SFAS No. 155, "Accounting for Certain Hybrid Financial Instruments-an amendment of FASB Statements No. 133 and 140." SFAS No. 155 amends SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities", to permit fair value remeasurement for any hybrid financial instrument with an embedded derivative that otherwise would require bifurcation, provided that the whole instrument is accounted for on a fair value basis. SFAS No. 155 amends SFAS No. 140, "Accounting for the Impairment or Disposal of Long-Lived Assets", to allow a qualifying special-purpose entity (SPE) to hold a derivative financial instrument that pertains to a beneficial interest other than another derivative financial instrument. SFAS No. 155 applies to all financial instruments acquired or issued after the beginning of an entity's first fiscal year that begins after September 15, 2006, with earlier application allowed. The adoption of SFAS No. 155 had no impact on the Company's financial position or results of operations.

BEIJING GRT INFORMATION SERVICES LIMITED

NOTES TO FINANCIAL STATEMENTS

(Amounts and Disclosures at and for the Six Months
Ended June 30, 2007 and 2006 Are Unaudited)

Note 3-	ACCOUNTS RECEIVABLE

Accounts receivable consists of the following:

	June 30,	December 31,
	2007	2006
	(unaudited)

Accounts receivable	$60,300	$49,003
less: Allowance for bad debt	-	-
Accounts receivable, net	$60,300	$49,003

Note 4-	PROPERTY AND EQUIPMENT

The following is a summary of property, plant and equipment-at cost, less accumulated depreciation:

	June 30,	December 31,
	2007	2006
	(unaudited)

Office equipment	$9,167	$6,907
Leasehold Improvements	62,762	61,350
	71,929	68,257

Less: Accumulated depreciation	(21,193)	(13,803)

Total	$50,736	$54,454

Depreciation expense charged to operations was $13,291 and $223 for the year ended December 31, 2006 and the period May 26, 2005 through December 31, 2006, respectively; and $6,975 and $6,556 for the six months ended June 30, 2007 and 2006, respectively.

BEIJING GRT INFORMATION SERVICES LIMITED

NOTES TO FINANCIAL STATEMENTS

(Amounts and Disclosures at and for the Six Months
Ended June 30, 2007 and 2006 Are Unaudited)

Note 5-	PRC INCOME TAX

All Chinese enterprises are governed by the PRC Income Tax Law and various local income tax laws, pursuant to which a company generally is subject to an income tax at an effective rate of 33% (30% national income tax and 3% local income tax) on income as reported in its statutory financial statements after appropriate tax adjustments.

Since the Company hired particular amount of unemployed workers, the local tax authority approved the Company exempt from income taxes for the period January 1, 2005 through December 31, 2007.

Note 6-	DUE TO A MAJORITY OWNER

Due to a majority owner represents temporally short-term loans from a majority owner, Ms. Yianfang Jin, a PRC citizen who owns 98% of equity ownership interest in the Company. These loans are unsecured, non-interest bearing and have no fixed terms of repayment, therefore, deemed payable on demand. Cash flows from due to a majority owner are classified as cash flows from financing activities. The total borrowings from Ms. Jin was $111 and $0 in the year ended December 31, 2006 and the period May 26, 2007 through December 31, 2005, respectively; and $0 and $0 for the six months ended Jun 30, 2007 and 2006, respectively.

Note 7-	OWNERS' EQUITY

In accordance with the Articles of Incorporation of the Company, the registered capital at the date of incorporation of May 26, 2005 was $241,640 (RMB¥ 2,000,000), of which $208,261 was contributed by the owners upon formation of the Company.

In 2006, the majority owner contributed $33,379 toward the registered capital, and the registered capital has been fully contributed by owners thereafter.

BEIJING GRT INFORMATION SERVICES LIMITED

NOTES TO FINANCIAL STATEMENTS

(Amounts and Disclosures at and for the Six Months
Ended June 30, 2007 and 2006 Are Unaudited)

Note 8-	SEGMENT REPORTING

The Company operates in three reportable business segments that are determined based upon differences in products and services. The Company does not allocate any operating expenses or assets to its three business segments as management does not use this information to measure the performance of the operating segments. Certain costs of revenues are shared between business segments. Also, no measures of assets by segment are reported and used by the chief operating decision maker. Hence, the Company has not made disclosure of total assets by reportable segments.

Summarized information by business segment is as follows:

	For the Six Months Ended		For the Year Ended	For the Period May 26, 2005 (Inception) Through
	June 30,	June 30,	December 31,	December 31,
	2007	2006	2006	2005
	(unaudited)	(unaudited)

REVENUE
Public Telephone Service	$45,287	$48,214	$197,187	$786,179
Network Solution	22,329	8,225	33,402	29,333
International Call Forwarding Service	391,037	-	-	-

GROSS PROFITS
Public Telephone Service	$(31,369)	$(30,065)	$(51,171)	$(53,531)
Network Solution	22,329	8,225	33,402	29,333
International Call Forwarding Service	250,739	-	-	-

BEIJING GRT INFORMATION SERVICES LIMITED

NOTES TO FINANCIAL STATEMENTS

(Amounts and Disclosures at and for the Six Months
Ended June 30, 2007 and 2006 Are Unaudited)

Note 9-	COMMITMENTS AND CONTINGENCIES

Leases

The Company has a non-cancelable lease for office space that expires in June 30, 2010. Rent expense amounted to $3,014 and $1,467 for the year ended December 31, 2006 and the period May 26, 2005 (Inception) through December 31,2005, respectively; and $1,552 and $1,495 for the six months ended June 30, 2007 and 2006, respectively. At December 31, 2006, future minimum lease payments for the leases are as follows:

Year ending June 30,

2007	$4,800
2008	10,800
2009	16,400
2010	8,800
$40,800

PRC's political and economic system

The Company faces a number of risks and challenges not typically associated with companies in North America and Western Europe, since its assets exist solely in the PRC, and its revenues are derived from its operations therein. The PRC is a developing country with an early stage market economic system, overshadowed by the state. Its political and economic systems are very different from the more developed countries and are in a state of change. The PRC also faces many social, economic and political challenges that may produce major shocks and instabilities and even crises, in both its domestic arena and in its relationships with other countries, including the United States. Such shocks, instabilities and crises may in turn significantly and negatively affect the Company's performance.

Governmental control of currency conversion

The PRC government imposes controls on the convertibility of Renminbi into foreign currencies and, in certain cases, the remittance of currency out of the PRC. The Company receives all of its revenues in Renminbi, which is currently not a freely convertible currency. Shortages in the availability of foreign currency may restrict the Company ’ s ability to remit sufficient foreign currency to satisfy foreign currency dominated obligations. Under existing PRC foreign exchange regulations, payments of current account items, including profit distributions, interest payments and expenditures from the transaction, can be made in foreign currencies without prior approval from the PRC State Administration of Foreign Exchange by complying with certain procedural requirements. However, approval from appropriate governmental authorities is required where Renminbi is to be converted into foreign currency and remitted out of China to pay capital expenses such as the repayment of bank loans denominated in foreign currencies.

The PRC government may also at its discretion restrict access in the future to foreign currencies for current account transactions. If the foreign exchange control system prevents the Company from obtaining sufficient foreign currency to satisfy its currency demands, the Company may not be able to pay certain of its expenses as they come due.